INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST    Two World Trade Center,
LETTER TO THE SHAREHOLDERS October 31, 1995        New York, New York 10048


DEAR SHAREHOLDER:

Bonds have rallied significantly since late last year. Progressive tightening of monetary policy by the Federal Reserve Board over the 12 months through February 1995 led to slower economic growth and caused bonds to advance. The trend toward lower long-term interest rates this year was also aided in July by a 25 basis point reduction in the federal-funds rate (the interest rate banks charge each other for overnight loans).

MUNICIPAL MARKET CONDITIONS

Long-term municipal bond yields declined from a high of 7.37 percent in November 1994 to 6.02 percent at the end of October 1995, as tracked by The Bond Buyer Revenue Bond Index*. This 135 basis point decline in yield corresponded to an 11 percent price increase for callable municipal bonds with 30-year maturities. Similarly, yields on 1-year municipal notes moved from 4.51 percent to 3.82 percent. The yield pickup for extending maturity from 1-to 30-years was 220 basis points.

Tax-exempt bonds began the year by outperforming U.S. Treasury bonds, but then deteriorated on a relative basis. The ratio of the Revenue Bond Index yield to the 30-year U.S. Treasury bond yield moved from 89 percent in December 1994 to 84 percent by the end of February 1995. A declining ratio means that municipal bond prices have been stronger than U.S. Treasury prices. In the spring the municipal market began to discount the risk of comprehensive changes in the tax code created by flat tax rhetoric from Washington. This caused the yield ratio to reach a high of 95 percent during the summer. Over the past 10 years, long municipal yields have averaged 89 percent of U.S. Treasury yields.

The municipal market continued to experience consolidation in 1995. Municipal underwriting in the first 10 months of the year was down 16 percent from the same period in 1994. This change followed a

------------
* The Bond Buyer Revenue Bond Index is an arithmetic average of the yields of 25 selected municipal revenue bonds with 30-year maturities. Credit ratings of these bonds range from Aa1 to Baa1 by Moody's Investors Service, Inc., and AA+ to A- by Standard & Poor's Corp.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

44 percent drop in volume for all of 1994. The effect of lower volume and profitability was also apparent in the decisions of several major dealers to withdraw from the municipal business.

TAX REFORM

Flat-tax advocates have generated increased publicity for their proposals and have affected the municipal market since early 1995. Most of the discussion on proposed tax-reform measures is based on theoretical concepts, containing broad assumptions and lacking specific details. Basically, the various plans raise questions about the fairness of changing from a progressive to a regressive tax structure. Low flat-tax rate plans call for the elimination of deductions of mortgage interest, charitable contributions, property taxes, and state and local income taxes. Should politicians make tax reform a central issue in the 1996 elections, media coverage will expand from the financial page to the front page. If that happens, municipal bonds could come under further pressure. For example, when major tax reform turmoil occurred in 1986, municipal yields briefly exceeded taxable yields.

In addition to the market risk associated with the flat-tax proposals, municipal credits would also be negatively affected. If mortgage interest and property tax deductions were eliminated, municipalities would experience a decline in their property tax base. The loss of state and local income tax deductions would increase the relative economic disadvantage that high-tax states already face. The flat tax represents a shift in tax accountability from the federal to local governments. Taxpayer recognition of the extent of changes under consideration may impede the passage of comprehensive tax reform.

FUND PERFORMANCE

The net asset value (NAV) of InterCapital Quality Municipal Investment Trust
(IQT) rose from $14.09 to $15.31 per share during the fiscal year ended October 31, 1995. Based on this NAV change plus reinvestment of tax-free dividends totaling $1.08 per share, the Trust's total return was 17.24 percent. Over the same period, IQT's market price on the New York Stock Exchange appreciated 14.71 percent from $12.75 to $14.625 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was 23.76 percent. IQT began the fiscal year trading at a 9.5 percent discount to NAV and closed at a 4.5 percent discount. Undistributed net investment income totaled $0.062 per share on October 31, 1995 versus $0.139 per share a year ago. Since the amount of IQT's undistributed net investment income continued to shrink during the summer, the Trustees voted to reduce the monthly dividend from $0.09 to $0.085 per share beginning with the November 1995 payment. This revised dividend rate more accurately reflects the Trust's current earnings.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

PORTFOLIO STRUCTURE

On October 31, 1995, IQT's long-term portfolio was diversified among 13 long-term municipal sectors and 51 credits. The three largest sectors -- mortgage revenue -- single family, hospital and industrial development/pollution control revenue bonds -- represented 41 percent of the portfolio. The average maturity and call protection of the Trust's long-term holdings were 22 and 7 years, respectively. Net assets exceeded $383 million.

The credit-quality ratings of the Trust's long-term portfolio are illustrated on the right.


[The chart below represents information which appears as a graphic in the printed Annual Report]

A Pie chart reflecting the bonds in the portfolio as they are rated by Moody's Investor Service, Inc. and Standard & Poor's Corporation:

    PERCENTAGE                 MOODY'S CREDIT            S&P'S CREDIT
     OF BONDS                     RATINGS                  RATINGS
__________________________________________________________________________
            39%                     Aaa                       AAA
__________________________________________________________________________
            31%                     A                         A
___________________________________________________________________________
            29%                     Aa                        AA
___________________________________________________________________________
             1%                     Baa                       BBB
___________________________________________________________________________




THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by Auction Rate Preferred Share (ARPS) leverage. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the spread between the interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

The profitability of ARPS declined in 1994 and the first half of 1995. ARPS yields have moved somewhat lower since the Federal Reserve Board's initial easing in July 1995. A reduction in the amount of ARPS outstanding -- to control the portfolio's price volatility last year -- also diminished incremental income to common shares. Currently, $105 million in ARPS are outstanding. This represents 27 percent of net assets.

LOOKING AHEAD

The slower pace of economic growth in 1995 and the Federal Reserve Board's previous interest rate moves have improved bond-market expectations. The decreasing supply of new issues, combined with significant maturities and calls for redemption, should continue to be positive for the municipal market. However,

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

tax-reduction proposals are likely to continue to receive publicity and may cloud the outlook for tax-exempt bonds. With long-term municipal securities yielding more than 90 percent of the yield on U.S. Treasuries, the market has already begun the process of discounting the risk that a flat tax might eventually become law.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended October 31, 1995, the Trust purchased and retired 228,200 shares of common stock at a weighted average market discount of 7.94 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Quality Municipal Investment Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *

On October 31, 1995, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Edwin J. Garn

  For ........   11,588,981
  Withheld  ..      255,187

Michael E. Nugent

  For ........   11,594,499
  Withheld  ..      249,669

Philip J. Purcell

  For ........   11,597,699
  Withheld  ..      246,469

  ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

John R. Haire

  For .......... 1,153
  Withheld .....    26

The following Trustees were not standing for reelection at this meeting:
    Jack F. Bennett, Michael Bozic, Charles A. Fiumefreddo, Dr. Manuel H. Johnson, Paul Kolton, and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT:

  For .......   11,155,788
  Against  ..      204,508
  Abstain  ..      483,872

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

  For .......   11,425,092
  Against  ..       76,515
  Abstain  ..      342,561

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995


 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (97.6%)
            General Obligation (1.8%)
   $ 5,000  Oregon, Veterans' Welfare Ser 75  ...............................   6.00 %   04/01/27    $ 5,050,600
     2,000  Seattle, Washington, Refg Ser 1993  .............................   5.65     01/01/20      1,948,420
-----------                                                                                        --------------
     7,000                                                                                             6,999,020
-----------                                                                                        --------------
            Educational Facilities Revenue (1.5%)
     2,500  Auburn University, Alabama, Ser 1993 (MBIA)  ....................   5.25     06/01/13      2,427,275
     3,480  Indiana University, Student Fee Ser K (MBIA)  ...................   5.875    08/01/20      3,489,883
-----------                                                                                        --------------
     5,980                                                                                             5,917,158
-----------                                                                                        --------------
            Electric Revenue (7.7%)
     5,000  North Carolina Municipal Power Agency #1, Catawba Ser 1992  .....   6.25     01/01/17      5,020,200
    10,000  San Antonio, Texas, Electric & Gas Refg Ser 1994-A  .............   5.00     02/01/14      9,232,700
     4,500  Intermountain Power Agency, Utah, Refg Fifth Crossover Ser  .....   7.20     07/01/19      4,750,020
    10,000  Washington Public Power Supply System, Proj #1 Refg Ser 1991 A  .   6.875    07/01/17     10,568,000
-----------                                                                                        --------------
    29,500                                                                                            29,570,920
-----------                                                                                        --------------
            Hospital Revenue (14.6%)
    10,000  Wichita, Kansas, CSJ Health System of Wichita Inc Ser 1991  .....   7.00     11/15/18     10,410,300
            Massachusetts Health & Educational Facilities Authority,
    10,000   Brigham & Women's Hospital Ser D  ..............................   6.75     07/01/24     10,473,200
     7,000   St Elizabeth's Hospital of Boston Ser D & E (FSA)  .............   6.70     08/15/21      7,491,400
     5,000  Charlotte-Mecklenburg Hospital Authority, North Carolina, Ser
             1992  ..........................................................   6.25     01/01/20      5,118,100
     9,000  Lorain County, Ohio, Humility of Mary Health Care Corp Ser 1991 B   7.20     12/15/11      9,796,770
    11,000  Middleburg Heights, Ohio, Southwest General Hospital Ser 1991  ..   7.20     08/15/19     12,643,510
-----------                                                                                        --------------
    52,000                                                                                            55,933,280
-----------                                                                                        --------------
            Industrial Development/Pollution Control Revenue (10.4%)
     1,000  St Lucie County, Florida, Florida Power & Light Co Ser 1991
             (AMT)  .........................................................   7.15     02/01/23      1,068,010
     9,000  Hawaii Department of Budget & Finance, Citizens Utilities Co
             1991 Ser A & B (AMT)  ..........................................   6.66     11/01/21      9,418,860
     5,000  Chicago, Illinois, Chicago-O'Hare Int'l Airport/Lufthansa German
             Airlines Inc Ser 1990 (AMT)  ...................................   7.125    05/01/18      5,261,850
     7,000  Chicago, Illinois, Peoples Gas Light & Coke Co Refg 1995 Ser A  .   6.10     06/02/25      6,999,580
     4,000  New York State Energy Research & Development Authority, Brooklyn
             Union Gas Co 1991 Ser A & B (AMT)  .............................   6.952    07/01/26      4,344,800
    12,000  Richland County, South Carolina, Union Camp Corp Ser 1991 B
             (AMT)  .........................................................   7.125    09/01/21     12,818,760
-----------                                                                                        --------------
    38,000                                                                                            39,911,860
-----------                                                                                        --------------
            Mortgage Revenue - Multi-Family (7.0%)
    10,000  Illinois Housing Development Authority, 1991 Ser A  .............   8.25     07/01/16     10,921,500
    15,000  New Jersey Housing & Mortgage Finance Agency, Presidential Plaza
             at Newport - FHA Insured Mortgages Refg 1991 Ser 1  ............   7.00     05/01/30     15,757,500
-----------                                                                                        --------------
    25,000                                                                                            26,679,000
-----------                                                                                        --------------
                                                                                                   ==============


                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued


 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Single Family (16.1%)
   $ 6,535  California Housing Finance Agency, Home 1991 Ser G (AMT)  .......   7.05 %   08/01/27    $ 6,794,505
    10,790  Colorado Housing Finance Authority, Refg 1991 Ser A  ............   7.25     11/01/31     11,378,055
     1,100  District of Columbia Housing Finance Agency, GNMA Collateralized
             Ser 1990 B (AMT)  ..............................................   7.10     12/01/24      1,154,989
     4,635  Maine Housing Authority, Purchase 1988 Ser D-6 (AMT)  ...........   7.25     11/15/19      4,897,295
     3,000  Michigan Housing Development Authority, 1991 Ser B  .............   6.95     12/01/20      3,141,150
     9,600  Nebraska Investment Finance Authority, GNMA-Backed 1991 Ser A &
             B (AMT)  .......................................................   7.025    09/15/23     10,025,664
     4,795  New Hampshire Housing Finance Authority, Residential 1991 Ser D
             (AMT)  .........................................................   7.25     07/01/15      5,065,054
     5,750  Ohio Housing Finance Agency, GNMA-Backed Ser A 1 & 2 (AMT)  .....   6.903    03/01/31      5,971,835
     4,500  Tennessee Housing Development Agency, Homeownership Issue T
             (AMT)  .........................................................   7.375    07/01/23      4,775,985
     5,000  Virginia Housing Development Authority, 1992 Ser A  .............   7.15     01/01/33      5,264,250
     3,000  Wyoming Community Development Authority, Federally Insured/Gtd
             Loans 1988 Ser G (AMT)  ........................................   7.25     06/01/21      3,185,910
-----------                                                                                        --------------
    58,705                                                                                            61,654,692
-----------                                                                                        --------------
            Nursing & Health Related Facilities Revenue (0.8%)
     2,700  New York State Medical Care Facilities Finance Agency, Mental
             Health 1991 Ser C  .............................................   7.30     02/15/21      2,924,100
-----------                                                                                        --------------
            Public Facilities Revenue (4.3%)
    15,000  Emmaus General Authority, Pennsylvania, Local Government
             Ser 1988 H (FGIC)  .............................................   7.00     05/15/18     16,485,150
-----------                                                                                        --------------
            Resource Recovery Revenue (6.7%)
     3,660  Broward County, Florida, SES Broward Co South Ser 1984  .........   7.95     12/01/08      4,110,472
            Detroit Economic Development Corporation, Michigan,
     5,000   Ser 1991 A (AMT) (FSA)  ........................................   6.60     05/01/02      5,394,500
     5,000   Ser 1991 A (AMT) (FSA)  ........................................   6.875    05/01/09      5,449,000
    10,000  Montgomery County Industrial Development Authority,
             Pennsylvania, Ser 1989  ........................................   7.50     01/01/12     10,795,800
-----------                                                                                        --------------
    23,660                                                                                            25,749,772
-----------                                                                                        --------------
            Student Loan Revenue (3.6%)
    13,000  Pennsylvania Higher Education Assistance Agency, 1991 Ser A & B
             (AMT) (AMBAC)  .................................................   6.854    09/01/26     13,794,820
-----------                                                                                        --------------
            Transportation Facilities Revenue (7.1%)
    10,000  Hillsborough County Port District, Florida, Tampa Port Authority
             Special Rev & Refg Ser 1995 (AMT) (FSA)  .......................   6.00     06/01/20     10,141,100
     4,250  Lee County, Florida, Ser 1995 (MBIA)  ...........................   5.75     10/01/22      4,260,668
     7,000  Hawaii, Airports Second Ser of 1991 (AMT)  ......................   6.90     07/01/12      7,681,380
     5,000  Houston, Texas, Airport Sub Lien Ser 1991 A (AMT) (FGIC)  .......   6.75     07/01/21      5,343,500
-----------                                                                                        --------------
    26,250                                                                                            27,426,648
-----------                                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued


 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------

            Water & Sewer Revenue (2.8%)
  $ 10,000  Seattle, Washington, Drainage & Wastewater Utility 1990  ........   7.125%   12/01/20   $ 10,697,400
-----------                                                                                        --------------
            Other Revenue (4.1%)
    10,000  New York Local Government Assistance Corporation, Ser 1995 A  ...   6.00     04/01/24     10,024,000
     5,800  Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995 (FSA)     5.50     07/01/15      5,650,012
-----------                                                                                        --------------
    15,800                                                                                            15,674,012
-----------                                                                                        --------------
            Refunded (9.1%)
     5,000  Indiana Municipal Power Agency, 1990 Ser A  .....................   7.10     01/01/15      5,616,300
     5,000  Massachusetts Water Resources Authority, 1991 Ser A  ............   6.875    12/01/11      5,716,250
     5,000  New York City Municipal Water Finance Authority, New York, 1991
             Ser C  .........................................................   7.375    06/15/14      5,797,600
     5,000  New York Local Government Assistance Corporation, Ser 1991 C  ...   7.00     04/01/21      5,704,450
     5,000  New York State Medical Care Facilities Finance Agency, Mental
             Health 1991 Ser C  .............................................   7.30     02/15/21      5,816,800
     6,000  Salt Lake City, Utah, IHC Hospitals Inc Refg Ser 1991 (AMBAC)
             (ETM)  .........................................................   6.75     05/15/20      6,418,740
-----------                                                                                        --------------
    31,000                                                                                            35,070,140
-----------                                                                                        --------------
   353,595  TOTAL MUNICIPAL BONDS (Identified Cost $353,082,573)  .................................  374,487,972
-----------                                                                                        --------------
            SHORT-TERM MUNICIPAL OBLIGATION (0.6%)
     2,400  Massachusetts, Dedicated Income Tax Ser 1990 B (Demand 11/01/95)
             (Identified Cost $2,400,000)  ..................................   3.70*    12/01/97      2,400,000
-----------                                                                                        --------------
  $355,995  TOTAL INVESTMENTS (Identified Cost $355,482,573) (a)  ......................   98.2%     376,887,972
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ............................    1.8        7,031,873
                                                                                          -----    --------------
            NET ASSETS  ................................................................  100.0%    $383,919,845
                                                                                          =====    ==============

------------
   AMT   Alternative Minimum Tax.
   ETM   Escrowed to Maturity.
    *    Current coupon of variable rate security.
   (a) The aggregate cost for federal income tax purposes is $355,482,573; the aggregate gross unrealized appreciation is $21,906,476 and the aggregate gross unrealized depreciation is $501,077, resulting in net unrealized appreciation of $21,405,399.

Bond Insurance:
  AMBAC  AMBAC Indemnity Corporation.
  FGIC   Financial Guaranty Insurance Company.
   FSA   Financial Security Assurance Inc.
  MBIA   Municipal Bond Investors Assurance Corporation.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

                      GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               October 31, 1995

-----------------------------------------------------------------------------

Alabama .............    0.6%
California ..........    1.8
Colorado ............    3.0
District of Columbia     0.3
Florida .............    5.1
Hawaii ..............    4.5
Illinois ............    6.0
Indiana .............    2.4
Kansas ..............    2.7
Maine ...............    2.6
Massachusetts .......    6.8
Michigan ............    3.6
Nebraska ............    2.6
New Hampshire .......    1.3
New Jersey ..........    4.1
New York ............    9.0
North Carolina ......    1.3
Ohio ................    7.4
Oregon ..............    1.3
Pennsylvania ........   10.7
South Carolina ......    3.3
Tennessee ...........    1.3
Texas ...............    5.3
Utah ................    2.9
Virginia ............    1.4
Washington ..........    6.1
Wyoming .............    0.8
                      ------
Total ...............   98.2%
                      ======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
Investments in securities, at value
 (identified cost $355,482,573) .........   $376,887,972
Cash ....................................        266,454
Receivable for:
 Interest ...............................      6,938,081
 Investments sold .......................        143,835
Deferred organizational expenses  .......          8,153
Prepaid expenses and other assets  ......         25,097
                                          --------------
  TOTAL ASSETS ..........................    384,269,592
                                          --------------
LIABILITIES:
Payable for:
 Investment management fee ..............        117,528
 Dividends to preferred shareholders  ...        153,909
Accrued expenses and other payables  ....         78,310
                                          --------------
  TOTAL LIABILITIES .....................        349,747
                                          --------------
NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, 2,100
 shares outstanding) ....................    105,000,000
                                          --------------
Common shares of beneficial interest
 (unlimited shares authorized of $.01
 par value, 18,212,813 shares
 outstanding) ...........................    253,363,310
Net unrealized appreciation .............     21,405,399
Accumulated undistributed net investment
 income .................................      1,138,188
Accumulated undistributed net realized
 gain ...................................      3,012,948
                                          --------------
  NET ASSETS APPLICABLE TO COMMON
  SHAREHOLDERS ..........................    278,919,845
                                          --------------
  TOTAL NET ASSETS ......................   $383,919,845
                                          ==============
NET ASSET VALUE PER COMMON SHARE
 ($278,919,845 divided by 18,212,813
 common shares outstanding) .............   $      15.31





STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

NET INVESTMENT INCOME:
INTEREST INCOME ........................   $24,270,201
                                         -------------
EXPENSES
Investment management fee ..............     1,309,098
Auction commission fees ................       288,808
Professional fees ......................       108,884
Transfer agent fees and expenses  ......        99,110
Shareholder reports and notices  .......        45,541
Trustees' fees and expenses ............        33,389
Auction agent fees .....................        29,859
Registration fees ......................        23,906
Custodian fees .........................        17,666
Organizational expenses ................         8,990
Other ..................................        24,359
                                         -------------
  TOTAL EXPENSES BEFORE EXPENSE  OFFSET      1,989,610
  LESS: EXPENSE OFFSET .................       (17,631)
                                         -------------
  TOTAL EXPENSES AFTER EXPENSE  OFFSET       1,971,979
                                         -------------
  NET INVESTMENT INCOME ................    22,298,222
                                         -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain ......................     4,480,093
Net change in unrealized appreciation  .    18,873,753
                                         -------------
  NET GAIN .............................    23,353,846
                                         -------------
NET INCREASE ...........................   $45,652,068
                                         =============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                   FOR THE YEAR      FOR THE YEAR
                                                  ENDED OCTOBER     ENDED OCTOBER
                                                     31, 1995          31, 1994
----------------------------------------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .........................    $ 22,298,222      $ 25,125,115
Net realized gain (loss) ......................       4,480,093        (1,002,781)
Net change in unrealized appreciation  ........      18,873,753       (42,743,964)
                                                ----------------  ----------------
  NET INCREASE (DECREASE) .....................      45,652,068       (18,621,630)
                                                ----------------  ----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred .....................................      (4,027,874)       (4,001,354)
Common ........................................     (19,705,004)      (22,878,556)
                                                ----------------  ----------------
  TOTAL .......................................     (23,732,878)      (26,879,910)
                                                ----------------  ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Preferred .....................................     (15,000,000)      (20,000,000)
Common ........................................      (2,885,611)       (2,189,774)
                                                ----------------  ----------------
  TOTAL .......................................     (17,885,611)      (22,189,774)
                                                ----------------  ----------------
  TOTAL INCREASE (DECREASE) ...................       4,033,579       (67,691,314)
NET ASSETS:
Beginning of period ...........................     379,886,266       447,577,580
                                                ----------------  ----------------
 END OF PERIOD
 (Including undistributed net investment
 income
 of $1,138,188 and $2,572,844, respectively)  .    $383,919,845      $379,886,266
                                                ================  ================

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995

1. Organization And Accounting Policies

InterCapital Quality Municipal Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the Trust's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Trust's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature,

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $45,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 aggregated $44,951,626 and $62,951,467, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1995, the Trust had transfer agent fees and expenses payable of approximately $9,500.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $11,965. At October 31, 1995, the Trust had an accrued pension liability of $20,967 which is included in accrued expenses in the Statement of Assets and Liabilities.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. On November 5, 1991, the Trust issued 2,800 shares of Auction Rate Preferred Shares ("Preferred Shares") consisting of 1,400 shares each of Series A and Series B for gross total proceeds of $140,000,000. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

For the year ended October 31, 1995, the Trust purchased and retired 300 shares of Series B in the amount of $15,000,000.

Dividends, which are cumulative, are reset through auction procedures.

                                                 RANGE OF
 SHARES*     SERIES     RATE*    RESET DATE  DIVIDEND RATES**
---------  --------  ---------  ----------  --------------------
   1,400       A        3.75 %    10/31/95  2.92% - 4.45%
     700       B        3.60      03/07/96  3.055 - 5.25


------------
 *   As of October 31, 1995.
**   For the period ended October 31, 1995.

Subsequent to October 31, 1995 and up through December 7, 1995, the Trust paid dividends to each of the Series A and B at rates ranging from 3.70% to 3.79% and 3.60%, respectively, in the aggregate amount of $354,319.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                        CAPITAL
                                                                                                        PAID IN
                                                                                           PAR         EXCESS OF
                                                                             SHARES       VALUE        PAR VALUE
                                                                         ------------  ----------  ---------------
Balance, October 31, 1993 ..............................................   18,607,113    $186,071    $258,252,624
Treasury shares purchased and retired (weighted average discount
 8.02%)* ...............................................................     (166,100)     (1,661)     (2,188,113)
                                                                         ------------  ----------  ---------------
Balance, October 31, 1994 ..............................................   18,441,013     184,410     256,064,511
Treasury shares purchased and retired (weighted average discount
 7.94%)* ...............................................................     (228,200)     (2,282)     (2,883,329)
                                                                         ------------  ----------  ---------------
Balance, October 31, 1995 ..............................................   18,212,813    $182,128    $253,181,182
                                                                         ============  ==========  ===============

------------
*  The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1995, the Trust utilized its net capital loss carryover of approximately $1,467,000.

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust has declared the following dividends from net investment income:

                    AMOUNT PER       RECORD               PAYABLE
DECLARATION DATE       SHARE          DATE                  DATE
-----------------  -----------  -------------------  -------------------
October 31, 1995      $0.085     November 10, 1995    November 24, 1995
November 28, 1995     $0.085      December 8, 1995    December 22, 1995


INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

8. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                 QUARTERS ENDED
                                  --------------------------------------------------------------------------
                                       10/31/95            7/31/95            4/30/95            1/31/95
                                  -----------------  -----------------  -----------------  -----------------
                                              PER                PER                PER                PER
                                    TOTAL*   SHARE    TOTAL*    SHARE    TOTAL*    SHARE    TOTAL*    SHARE
                                  --------  -------  --------  -------  --------  -------  --------  -------
Total investment income .........   $6,070    $0.33    $6,101    $0.34    $5,924    $0.33    $6,175    $0.33
Net investment income ...........    5,578     0.30     5,601     0.31     5,441     0.30     5,678     0.31
Net realized and unrealized gain     6,484     0.35     4,584     0.26     6,969     0.39     5,317     0.30

                                                                           QUARTERS ENDED
                                         --------------------------------------------------------------------------------
                                                10/31/94             7/31/94             4/30/94              1/31/94
                                         --------------------  -----------------  --------------------  -----------------
                                                       PER                 PER                  PER                 PER
                                           TOTAL*     SHARE     TOTAL*    SHARE     TOTAL*     SHARE     TOTAL*    SHARE
                                         ----------  --------  --------  -------  ----------  --------  --------  -------
Total investment income ................   $  6,693    $ 0.36    $6,791    $0.37    $  6,776    $ 0.36    $7,198    $0.39
Net investment income ..................      6,120      0.33     6,231     0.34       6,195      0.33     6,579     0.35
Net realized and unrealized gain (loss)     (16,393)    (0.87)    2,444     0.13     (33,353)    (1.79)    3,555     0.19

------------
* Amounts in thousands.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                             FOR THE PERIOD
                                              FOR THE YEAR ENDED OCTOBER 31                SEPTEMBER 27, 1991*
                                           ----------------------------------                   THROUGH
                                             1995**     1994**      1993**      1992**      OCTOBER 31, 1991**
------------------------------------        --------  ----------  ----------  ----------    ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....   $ 14.09     $ 16.53     $ 14.51      $14.09       $14.06
                                            --------  ----------  ----------  ----------      -------
Net investment income ....................      1.22        1.35        1.42        1.41         0.06
Net realized and unrealized gain (loss) ..      1.30       (2.34)       2.05        0.38        (0.01)
                                            --------  ----------  ----------  ----------      -------
Total from investment operations .........      2.52       (0.99)       3.47        1.79         0.05
                                            --------  ----------  ----------  ----------      -------
Less dividends from:
 Net investment income ...................     (1.08)      (1.23)      (1.23)      (0.97)         --
 Common share equivalent of dividends paid
 to preferred shareholders ...............     (0.22)      (0.22)      (0.22)      (0.25)         --
                                            --------  ----------  ----------  ----------      -------
Total dividends ..........................     (1.30)      (1.45)      (1.45)      (1.22)         --
Offering costs charged against capital ...      --          --          --         (0.15)       (0.02)
                                            --------  ----------  ----------  ----------      -------
Net asset value, end of period ...........   $ 15.31     $ 14.09     $ 16.53      $14.51       $14.09
                                            ========  ==========  ==========  ==========      =======
Market value, end of period ..............   $14.625     $ 12.75     $16.625      $15.00       $15.25
                                            ========  ==========  ==========  ==========      =======

TOTAL INVESTMENT RETURN + ................     23.76%     (16.77)%     19.68%       4.83%        1.67%(1)
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:
Total expenses before expense offset .....      0.74%       0.82%       0.81%       0.79%        0.49%(2)
Net investment income before preferred
 stock dividends  ........................      8.31%       8.80%       9.05%       9.64%        5.01%(2)
Preferred stock dividends ................      1.50%       1.40%       1.38%       1.70%        N/A
Net investment income available to common
 shareholders  ...........................      6.81%       7.40%       7.67%       7.94%        5.01%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..  $383,920    $379,886    $447,578    $409,916     $262,146
Asset coverage on preferred shares at end
 of period ................                      365%        316%        320%        293%         N/A
                                                                                                                              --
Portfolio turnover rate ..................        12%         10%          3%          9%         -- %(1)

------------
   *    Commencement of operations.
   ** The per share amounts were computed using an average number of shares outstanding during the period.
   + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
   (1)  Not annualized.
   (2)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Quality Municipal Investment Trust (the "Trust") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period September 27, 1991 (commencement of operations) through October 31, 1991, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material mistatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 8, 1995

                     1995 FEDERAL TAX NOTICE (unaudited)

  During the year ended October 31, 1995, the Trust paid the following per share amounts from tax-exempt income: $1.80 to common shareholders, $1,855 to series A preferred shareholders and $1,986 to series B preferred shareholders.

TRUSTEES

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

INTERCAPITAL
QUALITY
MUNICIPAL
INVESTMENT
TRUST

ANNUAL REPORT
OCTOBER 31, 1995